Supplement dated February 18, 2026, to the Updating Summary Prospectus and Prospectus

dated May 1, 2025, for Great-West Smart Track® Advisor Variable Annuity contracts issued by Empower Annuity Insurance Company of America

Variable Annuity-2 Series Account

Supplement dated February 18, 2026, to the Updating Summary Prospectus and Prospectus

dated May 1, 2025, for Great-West Smart Track® Advisor Variable Annuity contracts issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-2 Series Account

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Legg Mason Partners Variable Equity Trust Portfolios

The Board of Trustees of the Legg Mason Partners Variable Equity Trust approved the reorganization (the “Reorganization”) of certain Legg Mason Partners Variable Equity Trust portfolios (the “Target Portfolios”) into newly created Lincoln Variable Insurance Products Trust portfolios (the “Acquiring Portfolios”), see table below. The Reorganization is subject to shareholder approval and will be submitted to shareholders of the Target Portfolios for their consideration at a special meeting to be held on April 10, 2026.

It is anticipated that the Reorganization, if approved by the shareholders, will take place, on April 24, 2026, or as soon as practicable thereafter (the “Closing Date”).

Target Portfolio and Corresponding Share Class	Acquiring Portfolio and Corresponding Share Class
ClearBridge Variable Large Cap Growth Portfolio – Class II	LVIP ClearBridge Large Cap Growth Fund – Service Class

On the Closing Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Target Portfolio at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Portfolio, and the Target Portfolio will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Portfolio will be automatically updated with the Acquiring Portfolio after the Closing Date.

A Joint Proxy Statement/Prospectus will be sent to Contract Owners invested in the Target Portfolio requesting their vote on the proposal, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the proposal.

Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Portfolio as an investment option under the Contract and the Acquiring Portfolio will be added as an investment option under your Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Portfolio, or other Portfolios available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at (877) 723-8723. You may also obtain Acquiring Portfolio and other Portfolio prospectuses online at www.protective.com/productprospectus by selecting your

Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.